EXCHANGE TRADED CONCEPTS TRUST

ROBO Global® Robotics and Automation Index ETF
(the “Fund”)

Supplement dated May 3, 2018 to the Fund’s currently effective Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”)

This supplement provides new and additional information beyond that contained in the Fund’s currently effective Summary Prospectus, Prospectus, and SAI and should be read in conjunction with those documents.

Effective May 4, 2018, the Fund’s primary listing is transferred to NYSE Arca, Inc. (“NYSE Arca”) and will no longer be listed on the NASDAQ Stock Market LLC (“NASDAQ”). As a result, all references in the Fund’s Summary Prospectus, Prospectus, and SAI to NASDAQ are hereby changed to NYSE Arca.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

ROB-SK-012-0100